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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 4, 1999





                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)




                Delaware                                        74-1734212
         (State of incorporation                             (I.R.S. Employer
            or organization)                                Identification No.)


              Coastal Tower
           Nine Greenway Plaza
             Houston, Texas                                     77046-0995
(Address of principal executive offices)                        (Zip Code)


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Item 5.  Other Events.

         On January 26, 1999, the Company issued a press release regarding earnings for the quarter and the year ended December 31, 1998. See press release attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following document is filed as an exhibit to this current report.

              99.1 Press release issued January 26, 1998, entitled "Coastal Posts Record 1998 Earnings."



                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  THE COASTAL CORPORATION
                                                         (Registrant)



Date: February 4, 1999                  By:      /S/ AUSTIN M. O'TOOLE
                                            -----------------------------------
                                                     Austin M. O'Toole
                                            Senior Vice President and Secretary


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                                INDEX TO EXHIBITS

                             THE COASTAL CORPORATION
                                    FORM 8-K

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Exhibit
  No.                        Description

  99.1         Press Release issued January 26, 1999.